                                                                       Exhibit 23.1
                                                                       ------------

                           INDEPENDENT AUDITORS' CONSENT

We consent  to the use in this  Registration  Statement  No.  (333-73572)  of Medix
Resources,  Inc. on Form S-2 of our report dated  February  10, 2001,  appearing in the Prospectus,  which is part of this Registration  Statement.  We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                                Ehrhardt Keefe Steiner & Hottman PC

February 27, 2002
Denver, Colorado